UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 4, 2015

NEULION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-53620	98-0469479
(Commission File Number)	(IRS Employer Identification No.)

1600 Old Country Road, Plainview, NY	11803
(Address of Principal Executive Offices)	(Zip Code)

(516) 622-8300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

NeuLion, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 4, 2015.  Prior to the Annual Meeting, the Board of Directors of the Company consisted of 11 directors.  As disclosed in the proxy statement of the Company dated April 27, 2015, G. Scott Paterson and John R. Anderson asked the Company not to nominate them for re-election at the Annual Meeting.  The Company determined that the size of the Board would be reduced to nine directors, and that therefore only nine directors would be nominated for election at the Annual Meeting.  As such, Messrs. Paterson and Anderson are no longer directors of the Company, effective upon expiration of their one-year term on June 4, 2015.  The resignations were not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.07               Submission of Matters to a Vote of Security Holders.

Summarized below are the results of the matters voted on at the Annual Meeting:

Matters Voted On	For	Against	Abstain	Broker Non Votes
To elect nine directors of the Company:
Gabriel A. Battista	173,464,086	160,730	56,700	7,892,130
Robert E. Bostrom	173,523,036	105,880	52,600	7,892,130
John A. Coelho	173,538,836	92,580	50,100	7,892,130
James R. Hale	173,542,036	89,380	50,100	7,892,130
Shirley Strum Kenny	173,431,634	197,282	52,600	7,892,130
David Kronfeld	173,508,786	120,630	52,100	7,892,130
Nancy Li	173,453,336	188,680	39,500	7,892,130
Roy E. Reichbach	165,001,038	8,630,378	50,100	7,892,130
Charles B. Wang	173,469,986	169,430	42,100	7,892,130

To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2015	181,508,879	17,650	47,117	0

To approve the conversion of a note, in the principal amount of US$27,000,000, issued to PCF 1, LLC in connection with the Company’s acquisition of DivX Corporation into shares of common stock of the Company, at a conversion price of US$1.044853	137,614,877	143,523	35,923,116	7,892,130

To approve an amendment to the Amended and Restated NeuLion, Inc. 2012 Omnibus Securities and Incentive Plan (the “2012 Plan”) to increase the number of shares of the Company’s common stock that may be issued under the 2012 Plan from 30,000,000 to 50,000,000	165,696,248	7,956,741	28,527	7,892,130

As a result of the voting at the Annual Meeting, each of the nominees for director named above was re-elected and each of the proposals described above was approved by the Company’s stockholders.

Item 8.01               Other Events.

At the Annual Meeting, the Company’s management presented certain financial and market-related information to its stockholders via a PowerPoint presentation, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and is also available on the Company’s website at www.neulion.com.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Annual Meeting of Stockholders Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEULION, INC.

Date: June 4, 2015	By:	/s/ Roy E. Reichbach
		Name:	Roy E. Reichbach
		Title:	General Counsel and Corporate Secretary

EXHIBIT LIST

Exhibit Number	Description

99.1	Annual Meeting of Stockholders Presentation